 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2023

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
772 East Utah Valley Drive
American Fork, UT 84003
(Address of principal executive offices, and Zip Code)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.
On March 6, 2023, Domo, Inc. (the "Company") issued a press release announcing its financial results for the fiscal year ended January 31, 2023 and certain other information. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this Current Report on Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.
The information in Item 2.02 of this Current Report on Form 8-K (including the accompanying Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Directors
The information set forth under Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.
On March 3, 2023, Joshua G. James, Dan Strong and Renée Soto were elected as directors of the Company, effective March 3, 2023, with an initial term expiring at the Company’s 2023 annual meeting of stockholders, pursuant to an action by written consent of the Company’s stockholders. As further described in Item 8.01 of this Current Report on Form 8-K, the Company’s board of directors also appointed Mr. Strong as chairperson of the Company’s audit committee and as a member of the Company’s compensation committee, and Ms. Soto as a member of the Company’s nominating and corporate governance committee.
Mr. Strong and Ms. Soto will participate in the Company’s outside director compensation policy, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2022 (the "2022 Proxy Statement"). In addition, Mr. James, Mr. Strong and Ms. Soto will enter into a standard indemnification agreement in the form previously approved by the Company’s board of directors. There are no family relationships between Mr. James, Mr. Strong and Ms. Soto, on the one hand, and any director or executive officer of the Company, on the other hand, that require disclosure under Item 401(d) of Regulation S-K. There are no transactions between Mr. James, Mr. Strong and Mr. Soto or any member of their immediate families, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K, other than as follows:
•The Company and Mr. James are party to a registration rights agreement, a separation and transition agreement, and cooperation agreement. For more information on these agreements, see the 2022 Proxy Statement.
•Mr. James' brother, Adam James, was employed by us in a non-executive officer position during the fiscal year ended January 31, 2023. Compensation and benefits received by Adam James for fiscal year 2023 included $225,000 in base salary. Adam James is also eligible to participate in fiscal year 2023 bonuses. Adam James also participated in our health and other benefit plans on terms and conditions applicable to similarly situated employees.

•During the fiscal year ended January 31, 2023, we paid to to Luis Bardin, Mr. James' father-in-law and his company, LATAM as a Service, approximately $331,892 for sales services.
There are no arrangements or understandings between Mr. James, Mr. Strong, Ms. Soto or any other persons pursuant to which Mr. James, Mr. Strong and Ms. Soto were selected as directors.
Resignation and Appointment of Chief Executive Officer
On March 3, 2023, John Mellor resigned as the Company’s Chief Executive Officer and as a member of the Company’s board of directors, effective March 3, 2023. There were no disagreements between Mr. Mellor and the Company on any matter relating to the Company’s operations, policies or practices which resulted in Mr. Mellor’s resignation.
Additionally, on March 3, 2023, the Company appointed Joshua G. James as the Company’s Chief Executive Officer, effective March 3, 2023. Mr. James, age 49, founded the Company and previously served as the Company’s Chief Executive Officer and Chairman and as a member of the Company’s board of directors from the Company’s inception in 2010 until March 2022. Mr. James was the co-founder of Omniture, Inc., a provider of online business optimization products and services, and from 1996 to 2009, he served as its chief executive officer. Mr. James has served on the board of directors of various privately held and public companies, including as a director of Mercato Partners Acquisition Corporation from November 2021 to July 2022. He founded Silicon Slopes, a nonprofit initiative with the mission to promote the interests of Utah’s high-tech industry and is a board member of Parity.org, where he was a co-founder of the Parity Pledge initiative. Mr. James attended Brigham Young University for three and a half years and studied entrepreneurship.
Mr. James' compensation in connection with his role as Chief Executive Officer has not yet been determined and will be set by the Board or the compensation committee of the Board at a later date, at which time the Company will file an amendment to this Current Report on Form 8-K to disclose the material terms of such arrangements. There are no arrangements or understandings between Mr. James and any other persons pursuant to which Mr. James was selected as Chief Executive Officer.
Appointment of Chief Financial Officer
On March 5, 2023, the Company also appointed David Jolley as the Company’s Chief Financial Officer, effective on March 5, 2023. Mr. Jolley will succeed Bruce Felt, whose separation and transition from the Company was previously announced on December 8, 2022.
Mr. Jolley, age 59, has served as a director at Scalar, a business valuation firm, since November 2021. Prior to joining Scalar, Mr. Jolley served in various roles at Ernst & Young from 1997 to October 2020, including as a Senior Partner from January 2020 to October 2020, the Americas Growth Markets Leader from 2017 to January 2020, West Region Managing Partner of Markets from 2013 to 2016, and Office Managing Partner in Salt Lake City from 2003 to 2017. Mr. Jolley holds an M.B.A. from the University of Utah and a B.S. in accounting from Brigham Young University.
Mr. Jolley's compensation in connection with his role as Chief Financial Officer has not yet been determined and will be set by the Board or the compensation committee of the Board at a later date, at which time the Company will file an amendment to this Current Report on Form 8-K to disclose the material terms of such arrangements. There are no family relationships between Mr. Jolley and any director or executive officer of the Company that require disclosure under Item 401(d) of Regulation S-K. Other than with respect to his employment with the Company, there are no transactions between Mr. Jolley or any member of his immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-

K. Furthermore, there are no arrangements or understandings between Mr. Jolley and any other persons pursuant to which Mr. Jolley was selected as Chief Financial Officer.
A copy of the press release announcing the director and officer transitions described above is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.
On March 3, 2023, the holders of 3,263,659 shares of the Company’s Class A common stock and 31,572,826 shares of the Company’s Class B common stock, acting by written consent, approved resolutions electing Joshua G. James, Dan Strong and Renée Soto as directors of the Company, effective March 3, 2023.

Item 7.01. Regulation FD Disclosure.
On March 6, 2023, the Company provided written notice, in accordance with Section 228(e) of the General Corporation Law of the State of Delaware (“Section 228(e)”), to the stockholders of the Company entitled to receive such notice under Section 228(e). A copy of this notice is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K (including the accompanying Exhibit 99.3) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
Effective March 3, 2023, the Board, acting upon the recommendation of its nominating and corporate governance committee, approved certain changes to the composition of the Board’s standing committees as follows:

Committee	Members
Audit	Dan Strong (Chairperson), Carine S. Clark and Daniel Daniel
Compensation	Daniel Daniel (Chairperson), Carine S. Clark and Dan Strong
Nominating and Corporate Governance	Jeff Kearl (Chairperson), John Pestana and Renée Soto
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Domo, Inc. dated March 6, 2023
99.2	Press Release of Domo, Inc. dated March 6, 2023
99.3	Notice to Certain Stockholders under Section 228(e) of the General Corporation Law of the State of Delaware
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: March 6, 2023	By:	/s/ David Jolley
David Jolley
Chief Financial Officer